SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 31, 2005

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware	1-11706 000-50663	52-1796339 20-0882547
(State or other jurisdiction of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

Form 8-K

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2005, CarrAmerica Realty Operating Partnership, L.P. (“CarrAmerica”) entered into a Formation and Contribution Agreement agreement with RREEF America REIT II Corp. TTT (“RREEF”) pursuant to which CarrAmerica contributed CarrAmerica Corporate Center, a seven building office center with approximately 1.0 million square feet of net rentable space located in CarrAmerica’s Northern California market. In exchange for its contribution of CarrAmerica Corporate Center to a new joint venture with RREEF, CarrAmerica received $154 million in cash contributed by RREEF and a 19% interest in the joint venture. CarrAmerica will continue to manage and lease the property. The property will not be reclassified into discontinued operations. The transactions contemplated by the Agreement were consummated on March 31, 2005. CarrAmerica expects to use the cash proceeds from the contribution to pay down amounts due and owing on its $500 million senior unsecured credit facility with JPMorgan chase Bank as administrative agent for a group of banks.

Item 2.02	Results of Operations and Financial Condition

On April 6, 2005, CarrAmerica issued a press release announcing the disposition of and 81% interest in CarrAmerica Corporate Center for $154 million in cash and certain effects of that transaction on CarrAmerica’s financial results for the quarter ended March 31, 2005. The full text of the press release is furnished with this 8-K as Exhibit 99.1.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits

10.1	Formation and Contribution Agreement by and between RREEF America REIT II Corp. TTT and CarrAmerica Realty Operating Partnership, L.P. dated as of March 31, 2005

99.1	Press Release dated April 6, 2005 (furnished, not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2005

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

By:	CarrAmerica Realty Corporation, its general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

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EXHIBIT INDEX

Exhibit Number
10.1	Formation and Contribution Agreement by and between RREEF America REIT II Corp. TTT and CarrAmerica Realty Operating Partnership, L.P. dated as of March 31, 2005

99.1	Press Release dated April 6, 2005 (furnished, not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section)

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